Business Description and Basis of Preparation (Policies)	6 Months Ended
Jun. 30, 2018
Text block1 [abstract]
Basis of preparation

Basis of preparation

The unaudited consolidated interim financial statements (“interim financial statements”) were prepared using the same accounting policies and methods as those used in the Company’s consolidated financial statements for the year ended December 31, 2017, except as described below. The interim financial statements are in compliance with International Accounting Standard 34, Interim Financial Reporting (“IAS 34”). Accordingly, certain information and footnote disclosure normally included in annual financial statements prepared in accordance with International Financial Reporting Standards (“IFRS”), as issued by the International Accounting Standards Board (“IASB”), have been omitted or condensed. The preparation of financial statements in accordance with IAS 34 requires the use of certain critical accounting estimates. It also requires management to exercise judgment in applying the Company’s accounting policies. The areas involving a higher degree of judgment or complexity, or areas where assumptions and estimates are significant to the consolidated financial statements have been disclosed in note 3 of the interim financial statements and in note 2 of the consolidated financial statements for the year ended December 31, 2017. These interim financial statements should be read in conjunction with the Company’s consolidated financial statements for the year ended December 31, 2017, which are included in the Company’s 2017 annual report.

On January 30, 2018, the Company signed a definitive agreement to enter into a strategic partnership with private equity funds managed by Blackstone. Canada Pension Plan Investment Board and an affiliate of GIC will invest alongside Blackstone. As part of the transaction, the Company will sell a 55% majority stake in its Financial & Risk business and will retain a 45% interest in the business. Beginning with the three-month period ended March 31, 2018, the Financial & Risk business was reported as a discontinued operation.

The accompanying interim financial statements include all adjustments, composed of normal recurring adjustments, considered necessary by management to fairly state the Company’s results of operations, financial position and cash flows. The operating results for interim periods are not necessarily indicative of results that may be expected for any other interim period or for the full year.

References to “$” are to U.S. dollars and references to “C$” are to Canadian dollars.

Prior-year period amounts have been reclassified to reflect the current presentation.

Changes in accounting policy

Changes in accounting policy

Effective January 1, 2018, the Company adopted IFRS 15, Revenue from Contracts with Customers (“IFRS 15”). The Company made the following changes as a consequence of adopting IFRS 15:

●	Revenue for certain term licenses of intellectual property is recognized at the time control is transferred to the customer, rather than over the license term.
●	Certain contingent payouts are recognized as a reduction of revenue, rather than as expense.
●	Additional commission expense for sales employees is deferred and a substantial portion of these deferrals will be amortized over three years.

The Company adopted IFRS 15 using the modified retrospective method. Accordingly, the cumulative effect of adoption of $172 million was recognized as an adjustment to the opening balance of retained earnings at January 1, 2018 to reflect an increase in total assets of $150 million due to the deferral of additional commission expense for sales employees and a decrease in total liabilities of $22 million primarily related to adjustments to deferred revenue. Comparative information was not restated.

IFRS 15 did not have a material impact on the consolidated income statement and no impact on cash flows for the three and six months ended June 30, 2018. In the consolidated statement of financial position, total assets increased $160 million and total liabilities decreased $25 million at June 30, 2018, compared to December 31, 2017. Of these amounts, $90 million of the increase in total assets and the entire decrease in total liabilities related to continuing operations. Refer to Note 3 for the Company’s accounting policies, critical judgments and disclosures under IFRS 15.

Effective January 1, 2018, the Company also adopted IFRS 9, Financial Instruments (“IFRS 9”). IFRS 9 introduces new requirements for classification and measurement, impairment and hedge accounting. The Company adopted IFRS 9 using the retrospective method and, as permitted by the standard, elected not to reclassify prior-year period amounts. IFRS 9 did not have a material impact on the consolidated income statement and cash flow for the three and six months ended June 30, 2018 and financial position for the six months ended June 30, 2018.

Recent Accounting Pronouncements

Certain pronouncements were issued by the IASB or International Financial Reporting Interpretations Committee (“IFRIC”) that are effective for accounting periods beginning on or after January 1, 2018. Many of these updates are not applicable or consequential to the Company and have been excluded from the discussion below.

Pronouncements effective for annual periods beginning January 1, 2019:

IFRS 16	Leases

IFRS 16 introduces a single lease accounting model, eliminating the existing distinction between operating and finance leases for lessees. The standard requires a lessee to recognize right-of-use assets and lease liabilities on the statement of financial position for almost all leases having a term of more than 12 months. The Company is reviewing its lease portfolio to evaluate the impact of the standard and is considering changes to its processes and internal controls, including the implementation of a new lease accounting system in 2018. The Company will adopt the standard using the modified retrospective method. As such, the cumulative effect of adoption will be recognized as an adjustment to the opening balance of retained earnings. Prior-year period amounts will not be adjusted. While the assessment of the adoption impact is ongoing, the Company preliminarily expects that IFRS 16 will result in a material increase to assets and liabilities. For reference, the Company’s future aggregate minimum lease payments under non-cancellable operating leases were approximately $1.3 billion at December 31, 2017 (see note 28 to the consolidated financial statements for the year then ended). Of this amount, the Company estimates that approximately $400 million relates to the continuing operations of the business. While the Company also expects a material impact from the reclassification of lease expense from operating expenses to depreciation and interest expense, it does not expect a material impact to net earnings. There will be no impact on consolidated cash flows, however, cash flows from operating activities will increase as cash payments from the principal portion of lease obligations will be reclassified to cash flows from financing activities.

IFRIC 23	Uncertainty over Income Tax Treatments

IFRIC 23 adds to the requirements of IAS 12, Income Taxes, by specifying how to reflect the effects of uncertainty in the accounting for income taxes. An uncertainty arises when it is unclear how a tax law applies to a particular transaction, or whether a taxation authority will accept a company’s tax treatment. The Company is assessing the impact of IFRIC 23 on its consolidated financial statements.